Exhibit 4.3

ASTRAZENECA PLC

OFFICERS’ CERTIFICATE

In connection with the issuance of the U.S.$1,400,000,000 0.300% Fixed Rate Notes due 2023 (the “2023 Notes”) and the U.S.$750,000,000 3.000% Fixed Rate Notes due 2051 (the “2051 Notes” and, together with the 2023 Notes, the “Notes” or the “Securities”) of AstraZeneca PLC (the “Issuer”) pursuant to the Indenture, dated as of May 28, 2021 (the “Indenture”), between the Issuer and The Bank of New York Mellon as Trustee (section references herein being to the Indenture), and pursuant to the authorization of the Board of Directors of the Issuer at its meeting held on April 29, 2021 and the authorization of the Issuer’s Finance Committee by written resolution dated May 20, 2021, the undersigned hereby confirms that, to the extent not otherwise provided for in the Indenture, the following forms, terms and conditions of the Notes were established as required pursuant to Section 2.01 and Section 2.08 of the Indenture:

Title of Notes	0.300% Notes due 2023 3.000% Notes due 2051

Initial Aggregate Principal Amount of Notes	2023 Notes: U.S.$1,400,000,000 2051 Notes: U.S.$750,000,000

Price to Public

2023 Notes: 99.911% of the Principal Amount per 2023 Note, plus accrued interest, if any, from May 28, 2021

2051 Notes: 98.634% of the Principal Amount per 2051 Note, plus accrued interest, if any, from May 28, 2021

Issue Date	2023 Notes: May 28, 2021 2051 Notes: May 28, 2021

Form of Notes	The Notes will be issued in the form of global notes that will be deposited with The Depository Trust Company, New York, New York (“DTC”) on the closing date. Five global notes will be issued to DTC, which will be executed and delivered in substantially the form of Notes set forth in Exhibits A and B hereto. In certain circumstances described in the Indenture, Notes may be issued in definitive form.

Maturity	2023 Notes: May 26, 2023 2051 Notes: May 28, 2051

Interest Rate	2023 Notes: 0.300% per annum, accruing from May 28, 2021 2051 Notes: 3.00% per annum, accruing from May 28, 2021

Interest Periods	The first interest period for the Notes will be the period from and including the original issue date to, but excluding, the first Interest Payment Date (as defined below). Thereafter, the interest periods for the Notes will be the periods from and including the Interest Payment Dates to, but excluding, the immediately succeeding Interest Payment Date (together with the first interest period, each an “Interest Period”). The final Interest Period will be the period from and including the Interest Payment Date immediately preceding the maturity date or the redemption date to, but excluding, the maturity date or the redemption date.

Interest Payment Dates

Interest on the 2023 Notes shall be payable semi-annually in arrears on May 26 and November 26 of each year, commencing November 26, 2021 (each, a “2023 Interest Payment Date”).

Interest on the 2051 Notes shall be payable semi-annually in arrears on May 28 and November 28 of each year, commencing November 28, 2021 (each, a “2051 Interest Payment Date” and together with each 2023 Interest Payment Date, each an “Interest Payment Date”).

Notwithstanding the above, if an Interest Payment Date would fall on a day that is not a Business Day (as defined below), the Interest Payment Date will be postponed to the next succeeding day that is a Business Day, but no additional interest shall be paid unless the issuer fails to make payment on such date (and such adjustment shall not affect the determination of any Interest Period).

Record Dates for Interest	Interest shall be paid to the holder in whose name the Notes are registered at the close of business on the 15th calendar day preceding each Interest Payment Date, whether or not such day is a Business Day.

Business Day	Any day which is not, in London, England or New York, New York, or the place of payment of amounts payable in respect of the Notes, a Saturday, a Sunday, a legal holiday or a day on which banking institutions are authorized or obligated by law, regulation or executive order to close.

Trustee	The Bank of New York Mellon

Place of Payment, Registration of Transfer and Exchange, Paying Agent	The Bank of New York Mellon 240 Greenwich Street New York, NY 10286 United States

Notice and Demands to Issuer	1 Francis Crick Avenue Cambridge Biomedical Campus Cambridge CB2 OAA England, United Kingdom Attn: The Company Secretary
Redemption Provisions:

Special Mandatory Redemption

The Notes will be subject to special mandatory redemption.

If (x) the consummation of the Alexion Acquisition (as defined below) does not occur on or before March 12, 2022 or (y) prior to such date, the Issuer notifies the Trustee that it will not pursue the consummation of the Alexion Acquisition (each of (x) and (y), a “Special Mandatory Redemption Trigger”), then, in either case, the Issuer will be required to redeem the Notes then outstanding (such redemption, the “Special Mandatory Redemption”) at a redemption price equal to 101% of the principal amount of the Notes plus accrued and unpaid interest, if any, to, but excluding, the Special Mandatory Redemption Date (the “Special Mandatory Redemption Price”).

In the event that the Issuer becomes obligated to redeem the relevant Notes pursuant to the Special Mandatory Redemption, the Issuer will promptly, and in any event not more than five Business Days after the date on which a Special Mandatory Redemption Trigger occurred, deliver notice to the Trustee of the Special Mandatory Redemption and the date upon which the relevant Notes will be redeemed (the “Special Mandatory Redemption Date,” which date shall be no later than the third Business Day following the date of such notice) together with a notice of Special Mandatory Redemption for the Trustee to deliver to each registered holder of Notes to be redeemed. The Trustee will then promptly mail, or electronically deliver, according to the procedures of DTC, such notice of Special Mandatory Redemption to each registered holder of the Notes to be redeemed. Unless the Issuer defaults in payment of the Special Mandatory Redemption Price, on and after such Special Mandatory Redemption Date, interest will cease to accrue on the Notes to be redeemed.

Notwithstanding the foregoing, installments of interest on any series of the Notes of the Issuer that are due and payable on an Interest Payment Date falling on or prior to the Special Mandatory Redemption Date will be payable on such Interest Payment Date to the registered holders as of the close of business on the relevant record dates in accordance with the Notes and the Indenture.

“Alexion Acquisition” means the transactions contemplated by the Agreement and Plan of Merger, dated as of December 12, 2020, among the Issuer and the other parties thereto, with respect to the acquisition by the Issuer of Alexion Pharmaceuticals, Inc., a Delaware corporation, as it may be amended from time to time prior to or subsequent to the date hereof.

Optional Tax Redemption	Optional, in whole but not in part, at the option of the Issuer, at any time in accordance with the terms set forth in the relevant form of Notes set forth in Exhibits A and B hereto.

Optional Redemption

With respect to the 2023 Notes, optional, in whole or in part, at the option of the Issuer, from time to time, at a redemption price equal to the greater of (A) 100% of the principal amount of the 2023 Notes to be redeemed, and (B) as determined by the Quotation Agent (as defined below), the sum of the present values of the remaining scheduled payments of principal and interest on the 2023 Notes to be redeemed (assuming for this purpose that such series of Notes matured on the maturity date and not including any portion of such payments of interest accrued as of the date of redemption) discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus the Make Whole Spread (as set forth below).

With respect to the 2051 Notes, optional, in whole or in part, at the option of the Issuer, from time to time as follows: (i) prior to the Par Call Date (as set forth below), at a redemption price equal to the greater of (A) 100% of the principal amount of such Notes to be redeemed, and (B) as determined by the Quotation Agent (as defined below), the sum of the present values of the remaining scheduled payments of principal and interest on the 2051 Notes to be redeemed (assuming for this purpose that the 2051 Notes matured on the Par Call Date and not including any portion of such payments of interest accrued as of the date of redemption) discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus the Make Whole Spread (as set forth below) and (ii) on or after the Par Call Date, at a redemption price equal to 100% of the principal amount of the 2051 Notes to be redeemed, plus, in each case, accrued interest thereon to, but excluding, the date of redemption.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having an actual or interpolated maturity comparable to the remaining term of the applicable series of Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such series of Notes (assuming for this purpose that the 2023 Notes matured on the maturity date and the 2051 Notes matured on the Par Call Date).

“Comparable Treasury Price” means, with respect to any redemption date, (i) the average, as determined by the Quotation Agent, of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if the Quotation Agent obtains fewer than three such Reference Treasury Dealer Quotations, the average of all such Quotations.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Issuer.

“Reference Treasury Dealer” means (i) each of Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC and their respective successors or affiliates; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Issuer shall substitute therefor another Primary Treasury Dealer; and (ii) any other Primary Treasury Dealer selected by the Issuer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third Business Day preceding such redemption date.

“Make-Whole Spread” means, with respect to (i) the 2023 Notes, 5 basis points and (ii) the 2051 Notes, 15 basis points. “Par Call Date” means, with respect to the 2051 Notes, November 28, 2050.

Redemption Notices

Notice of any redemption will be given to DTC at least 10 days but not more than 60 days prior to the redemption date unless otherwise stated herein. Unless the Issuer defaults in payment of the Redemption Price, on and after the redemption date, interest will cease to accrue on the Notes or portions thereof called for redemption.

Any redemption or notice may, at the Issuer’s discretion, be subject to one or more conditions precedent and, at the Issuer’s discretion, the redemption date may be delayed until such time as any or all such conditions precedent included at the Issuer’s discretion shall be satisfied (or waived by the Issuer) (even if more than 60 days after the giving of notice of redemption) or the redemption date may not occur and such notice may be rescinded if all such conditions precedent included at the Issuer’s discretion shall not have been satisfied (or waived by the Issuer).

The Issuer will notify the Trustee of the redemption price of any series of Notes to be redeemed promptly after the calculation thereof, and the Trustee shall have no responsibility for any calculation or determination in respect of the redemption price of any Notes, or any component thereof, and shall be entitled to receive, and fully-protected in relying upon, an Officers’ Certificate from the Issuer that states such redemption price.

Defeasance and Discharge of the Notes (Section 9.03)	Applicable.

Further Issuances	The Issuer may, at its option, at any time and without the consent of the then existing Holders, reopen any series of Notes and issue additional Notes in one or more transactions after the date of the Prospectus Supplement (as defined below) with terms (other than the issuance date and, possibly, first Interest Payment Date, original interest accrual date and issue price) identical to the original series of Notes. These additional Notes will be deemed to have been part of the applicable original series of Notes and will provide the Holders of these additional Notes the right to vote together with Holders of the applicable original series of Notes; provided, however, that if these additional Notes are not fungible with the applicable original series of Notes for U.S. federal income tax purposes, these additional Notes will have a different CUSIP or other identifying number.

Sinking Fund	None.

Additional Amounts	Pursuant to the relevant form of Notes set forth in Exhibits A and B hereto, the Issuer may, subject to certain exceptions, be obligated to pay additional amounts.

Electronic Execution	The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to the Indenture or any document to be signed in connection with the Indenture (including the certificate of authentication, certificate of the Trustee and the Securities (as defined in the Indenture)) shall be deemed to include electronic signatures (e.g., by DocuSign or Adobe Sign), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper- based recordkeeping system, as the case may be, and the parties hereto and thereto consent to conduct the transactions contemplated hereunder by electronic means.

Other Terms of the Notes	The other terms of the Notes shall be substantially as set forth in the Indenture, the relevant form of Notes attached hereto as Exhibits A and B, the Prospectus dated May 24, 2021 (the “Prospectus”) relating to the Notes and the Prospectus Supplement dated May 25, 2021 relating to the Notes (the “Prospectus Supplement”).

Each of the undersigned hereby certifies that:

1.            He or she has read the provisions of the Indenture setting forth covenants and conditions to the Trustee’s execution of the Indenture and authentication and delivery of the Securities and the definitions in the Indenture relating thereto.

2.            He or she has examined the resolutions of the Board of Directors and the Finance Committee of the Issuer adopted prior to the date hereof relating to the execution of the Indenture and the authorization, issuance, authentication and delivery of the Securities, such other corporate records of the Issuer, as applicable, and such other documents deemed necessary as a basis for the opinion hereinafter expressed.

3.            In his or her opinion, such examination is sufficient to enable him or her to express an informed opinion as to whether or not the covenants and conditions referred to above have been complied with.

4.            He or she is of the opinion that the covenants and conditions referred to above have been complied with.

IN WITNESS WHEREOF, each of the undersigned has hereunto signed his or her name.

Dated: May 28, 2021

/s/ Jonathan Slade
Name: Jonathan Slade
Title: Group Treasurer

/s/ Matthew Bowden
Name: Matthew Bowden
Title: Deputy Company Secretary

[Signature Page - Officers’ Certificate Pursuant to the Indenture]

Exhibit A

THIS SECURITY IS A GLOBAL REGISTERED SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

ASTRAZENECA PLC

0.300% Notes due 2023

No. 001	U.S.$500,000,000

CUSIP No. 046353AY4
ISIN No. US046353AY48

ASTRAZENECA PLC, a public limited company incorporated under the laws of England and Wales (herein called the “Issuer”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of Five Hundred Million United States Dollars on May 26, 2023 and to pay interest thereon from and including May 28, 2021 or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, semiannually in arrears on May 26 and November 26 in each year, commencing November 26, 2021 (each, an “Interest Payment Date”), at the rate of 0.300% per annum, to, but excluding, the date on which the principal hereof is paid or made available for payment. Interest will be calculated on the basis of a 360-day year and twelve 30-day months. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture (as defined below), be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date (as defined below) for such interest which shall be the 15th calendar day preceding such Interest Payment Date (whether or not such day is a Business Day (as defined below)), as the case may be. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a subsequent record date (the “Special Record Date”) for the payment of such defaulted interest to be fixed by the Trustee (which shall not be less than five Business Days prior to the date of payment of such defaulted interest), notice whereof shall be given to Holders of Securities of this series not less than 15 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Issuer maintained for that purpose in New York City, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Issuer payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee by manual or pdf or other electronic image scan signature of the Trustee created on an electronic platform (such as DocuSign) or by digital signing (such as Adobe Sign) of an authorized signatory, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

Dated: May 28, 2021

ASTRAZENECA PLC

By:	/s/ Jonathan Slade
Name: Jonathan Slade Title: Group Treasurer

By:	/s/ Matthew Bowden
Name: Matthew Bowden Title: Deputy Company Secretary

[Signature Page — Global Note]

This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

Dated: May 28, 2021

THE BANK OF NEW YORK MELLON As Trustee

By:	/s/ Latoya S. Elvin

This Security is one of a duly authorized issue of securities of the Issuer (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of May 28, 2021 (herein called the “Indenture” which term shall have the meaning assigned to it in such instrument), among the Issuer and The Bank of New York Mellon, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture and to the Officers’ Certificate delivered pursuant to Section 2.08 of the Indenture with respect to this Security for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to U.S.$1,400,000,000.

The Securities of this series are subject to redemption, as a whole or in part, from time to time, at the election of the Issuer, upon not less than 10 nor more than 60 days’ notice, at a Redemption Price equal to the greater of (A) 100% of the principal amount of the Securities to be redeemed, and (B) as determined by the Quotation Agent (as defined below), the sum of the present values of the remaining scheduled payments of principal and interest thereon (assuming for this purpose that such series of Notes matured on the maturity date and not including any portion of such payments of interest accrued as of the date of redemption) discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 5 basis points.

“Business Day” means any day which is not, in London, England or New York, New York, or the place of payment of amounts payable in respect of the Securities, a Saturday, a Sunday, a legal holiday or a day on which banking institutions are authorized or obligated by law, regulation or executive order to close.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having an actual or interpolated maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities (assuming for this purpose that such Securities matured on the maturity date).

“Comparable Treasury Price” means, with respect to any redemption date, (i) the average, as determined by the Quotation Agent, of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if the Quotation Agent obtains fewer than three such Reference Treasury Dealer Quotations, the average of all such Quotations.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Issuer.

“Reference Treasury Dealer” means (i) each of Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC and their respective successors or affiliates; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Issuer shall substitute therefor another Primary Treasury Dealer; and (ii) any other Primary Treasury Dealer selected by the Issuer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third Business Day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

The Indenture contains provisions to the effect that, in the event of certain tax law changes and other limited circumstances relating to tax matters, the Issuer may redeem all, but not less than all, of the Securities of this series, upon not less than 10 nor more than 60 days’ notice, at a price equal to 100% of the principal amount of the Securities plus accrued interest thereon to, but excluding, the date of redemption, which provisions apply to this Security.

The Issuer will give notice of any redemption it proposes to make to DTC at least 10 days, but no more than 60 days, before the applicable redemption date, unless provided otherwise. Any redemption or notice may, at the Issuer’s discretion, be subject to one or more conditions precedent and, at the Issuer’s discretion, the redemption date may be delayed until such time as any or all such conditions precedent included at the Issuer’s discretion shall be satisfied (or waived by the Issuer) (even if more than 60 days after the giving of notice of redemption) or the redemption date may not occur and such notice may be rescinded if all such conditions precedent included at the Issuer’s discretion shall not have been satisfied (or waived by the Issuer).

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

If (x) the consummation of the Alexion Acquisition (as defined below) does not occur on or before March 12, 2022 or (y) prior to such date, the Issuer notifies the Trustee that it will not pursue the consummation of the Alexion Acquisition (each of (x) and (y), a “Special Mandatory Redemption Trigger”), then, in either case, the Issuer will be required to redeem the Securities (such redemption, the “Special Mandatory Redemption”) at a redemption price equal to 101% of the principal amount of the Securities then outstanding plus accrued and unpaid interest, if any, to, but excluding, the Special Mandatory Redemption Date (the “Special Mandatory Redemption Price”).

In the event that the Issuer becomes obligated to redeem the Securities pursuant to the Special Mandatory Redemption, the Issuer will promptly, and in any event not more than five Business Days after the date on which a Special Mandatory Redemption Trigger occurred, deliver notice to the Trustee of the Special Mandatory Redemption and the date upon which the Securities will be redeemed (the “Special Mandatory Redemption Date,” which date shall be no later than the third Business Day following the date of such notice) together with a notice of Special Mandatory Redemption for the Trustee to deliver to each registered Holder of Securities to be redeemed. The Trustee will then promptly mail, or electronically deliver, according to the procedures of DTC, such notice of Special Mandatory Redemption to each registered Holder of Securities to be redeemed. Unless the Issuer defaults in payment of the Special Mandatory Redemption Price, on and after such Special Mandatory Redemption Date, interest will cease to accrue on this Security.

Notwithstanding the foregoing, installments of interest on this Security that are due and payable on an Interest Payment Date falling on or prior to the Special Mandatory Redemption Date will be payable on such Interest Payment Date to the registered Holders as of the close of business on the relevant record dates in accordance with the terms of this Security and the Indenture.

“Alexion Acquisition” means the transactions contemplated by the Agreement and Plan of Merger, dated as of December 12, 2020, among the Issuer and the other parties thereto, with respect to the acquisition by the Issuer of Alexion Pharmaceuticals, Inc., a Delaware corporation, as it may be amended from time to time prior to or subsequent to the date hereof.

The Indenture contains provisions for defeasance at any time of the entire indebtedness on this Security upon compliance by the Issuer with certain conditions set forth thereon, which provisions apply to this Security.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Issuer may, at its option, at any time and without the consent of the Holders, reopen the Securities of this series and issue additional Securities in one or more transactions with terms (other than the issuance date and, possibly, first Interest Payment Date, original interest accrual date and issue price) identical to the Securities of this series. These additional Securities will be deemed to have been part of the Securities of this series and will provide the Holders of these additional Securities the right to vote together with Holders of the Securities of this series; provided, however, that if these additional Securities are not fungible with the Securities of this series for U.S. federal income tax purposes, these additional Securities will have a different CUSIP or other identifying number.

Any amounts to be paid by the Issuer under this Security will be paid without deduction or withholding for any and all present and future taxes, levies, imposts or other governmental charges whatsoever imposed, assessed, levied or collected by or for the account of the Relevant Taxing Jurisdiction of the Issuer or any political subdivision or taxing authority thereof or therein, unless such withholding or deduction is required by law. The Relevant Taxing Jurisdiction for the Issuer is the jurisdiction in which it is resident for tax purposes (presently, the United Kingdom). If any deduction or withholding for any present or future taxes, levies, imposts or other governmental charges whatsoever imposed, assessed, levied or collected by or for the account of the Relevant Taxing Jurisdiction of the Issuer or any political subdivision or taxing authority thereof or therein shall at any time be required by such jurisdiction (or any such political subdivision or taxing authority) in respect of any amounts to be paid by the Issuer under this Security, the Issuer will (subject to compliance by the Holder with any administrative requirements) pay such additional amounts (“Additional Amounts”) as may be necessary in order that the net amounts paid to the Holder after such deduction or withholding, shall be not less than the amounts to which the Holder was entitled had no such withholding or deduction been required; provided, however, that the Issuer shall not be required to make any payment of Additional Amounts for or on account of:

(i)           any present or future tax, levy, impost or other governmental charge which would not have been so imposed, assessed, levied or collected but for the fact that the Holder (or a fiduciary, settlor, beneficiary, member or shareholder of, or possessor of a power over, such Holder, if such Holder is an estate, trust, partnership or corporation) is or has been a domiciliary, national or resident of, or is or has been engaged in a trade or business in, or maintains or has maintained a permanent establishment in, or is or has been physically present in, the Relevant Taxing Jurisdiction or any political subdivision or taxing authority thereof or therein or otherwise has or has had some connection with the Relevant Taxing Jurisdiction or any political subdivision or taxing authority thereof or therein other than the holding or ownership of this Security or the collection of principal, premium or interest, if any, on, or the enforcement of, this Security;

(ii)          any present or future tax, levy, impost or other governmental charge which would not have been so imposed, assessed, levied or collected but for the fact that, where presentation is required, this Security was presented more than 30 days after the date on which such payment became due or was provided for, whichever is later;

(iii)         any estate, inheritance, gift, sale, transfer, personal property or similar tax, levy, impost or other governmental charge;

(iv)         any present or future tax, levy, impost or other governmental charge which is payable otherwise than by deduction or withholding from payments on or in respect of this Security;

(v)          any present or future tax, levy, impost or other governmental charge which would not have been so imposed, assessed, levied or collected but for the failure of the Holder or beneficial owner of this Security to comply with any certification, identification or other reporting requirements concerning the Holder’s or the beneficial owner’s nationality, residence, identity or connection with the Relevant Taxing Jurisdiction or any political subdivision or taxing authority thereof or therein, if compliance is required by treaty or by statute, regulation or administrative practice of such jurisdiction or of any such political subdivision or taxing authority thereof or therein as a condition to relief or exemption from such tax, levy, impost or other governmental charge;

(vi)         any present or future tax, levy, impost or other governmental charge which the Holder would have been able to avoid by authorizing the paying agent to report information in accordance with the procedure laid down by the relevant tax authority or by producing, in the form requested by the relevant tax authority, a declaration, claim, certificate, document or other evidence establishing exemption therefrom;

(vii)        any present or future tax, levy, impost or other governmental charge which is required by Sections 1471 through 1474 (“FATCA”) of the Internal Revenue Code of 1986, as amended (the “Code”), any current or future U.S. Treasury regulations or rulings promulgated thereunder, any intergovernmental agreement between the United States and any other jurisdiction to implement FATCA (an “IGA”), any law, regulation or other official guidance enacted in any jurisdiction implementing FATCA or an IGA, or any agreement with the U.S. Internal Revenue Service under or with respect to FATCA;

(viii)        any present or future tax, levy, impost or other governmental charge which is imposed, assessed, levied or collected in respect of a payment under or with respect to this Security to any Holder of this Security that is a fiduciary, partnership or a person other than the sole beneficial owner of such payment or Security to the extent that the beneficiary or settlor with respect to the fiduciary, member of that partnership or beneficial owner would not have been entitled to the Additional Amounts or would not have been subject to such tax, levy, impost or charge had that beneficiary, settlor, member or beneficial owner been the actual Holder of this Security; or

(ix)           any combination of the exceptions listed above in (i) through (viii) above,

nor shall Additional Amounts be paid in the event that the obligation to pay Additional Amounts is the result of the issuance of a Security in definitive form to a Holder of a Predecessor Security at such Holder’s request upon the occurrence of an Event of Default and at the time payment is made Securities in definitive form have not been issued in exchange for the entire principal amount of the Predecessor Securities.

The Issuer will remit the full amount of any taxes withheld to the applicable taxing authorities in accordance with the applicable law. The Issuer will also provide the Trustee with documentation satisfactory to the Trustee evidencing the payment of any taxes in respect of which the Issuer has paid Additional Amounts. The Issuer will provide copies of such documentation to the Holder of this Security upon request.

Any reference in the Indenture or this Security to principal, premium or interest in respect of this Security will be deemed also to refer to any Additional Amounts that may be payable with respect to such principal, premium or interest under the obligations referred to herein.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Issuer and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As set forth in, and subject to, the provisions of the Indenture, no Holder of any Security of this series will have any right to institute any proceeding with respect to the Indenture, this Security or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Outstanding Securities of this series shall have made written request, and offered indemnity and/or security satisfactory to the Trustee, to the Trustee to institute such proceeding as trustee, and the Trustee shall not have received from the Holders of a majority in principal of the Outstanding Securities of this series a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal (and premium, if any) or any interest on this Security on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed or to convert this Security as provided in the Indenture.

The Securities of this series are issuable only in registered form without coupons in denominations of U.S.$2,000 and integral multiples of U.S.$1,000 in excess thereof.

No service charge shall be made for any registration of transfer or exchange, but the Issuer or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentation of this Security for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither of the Issuer nor the Trustee nor any such agent shall be affected by notice to the contrary.

This Security shall be governed by and construed in accordance with the laws of the State of New York.

Unless otherwise defined herein, all terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

SCHEDULE OF PRINCIPAL AMOUNT

The initial principal amount of this Security shall be U.S.$500,000,000. The following decreases/increases in the principal amount of this Security have been made:

Date of Decrease/Increase	Decrease in Principal Amount	Increase in Principal Amount	Total Principal Amount Following such Decrease/Increase	Notation Made by or on Behalf of Trustee

THIS SECURITY IS A GLOBAL REGISTERED SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

ASTRAZENECA PLC

0.300% Notes due 2023

No. 002	U.S.$500,000,000

CUSIP No. 046353AY4
ISIN No. US046353AY48

ASTRAZENECA PLC, a public limited company incorporated under the laws of England and Wales (herein called the “Issuer”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of Five Hundred Million United States Dollars on May 26, 2023 and to pay interest thereon from and including May 28, 2021 or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, semiannually in arrears on May 26 and November 26 in each year, commencing November 26, 2021 (each, an “Interest Payment Date”), at the rate of 0.300% per annum, to, but excluding, the date on which the principal hereof is paid or made available for payment. Interest will be calculated on the basis of a 360-day year and twelve 30-day months. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture (as defined below), be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date (as defined below) for such interest which shall be the 15th calendar day preceding such Interest Payment Date (whether or not such day is a Business Day (as defined below)), as the case may be. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a subsequent record date (the “Special Record Date”) for the payment of such defaulted interest to be fixed by the Trustee (which shall not be less than five Business Days prior to the date of payment of such defaulted interest), notice whereof shall be given to Holders of Securities of this series not less than 15 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Issuer maintained for that purpose in New York City, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Issuer payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee by manual or pdf or other electronic image scan signature of the Trustee created on an electronic platform (such as DocuSign) or by digital signing (such as Adobe Sign) of an authorized signatory, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

Dated: May 28, 2021

ASTRAZENECA PLC

By:	/s/ Jonathan Slade
Name: Jonathan Slade
Title: Group Treasurer

By:	/s/ Matthew Bowden
Name: Matthew Bowden
Title: Deputy Company Secretary

[Signature Page — Global Note]

This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

Dated: May 28, 2021

THE BANK OF NEW YORK MELLON
As Trustee

By:	/s/ Latoya S. Elvin

This Security is one of a duly authorized issue of securities of the Issuer (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of May 28, 2021 (herein called the “Indenture” which term shall have the meaning assigned to it in such instrument), among the Issuer and The Bank of New York Mellon, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture and to the Officers’ Certificate delivered pursuant to Section 2.08 of the Indenture with respect to this Security for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to U.S.$1,400,000,000.

The Securities of this series are subject to redemption, as a whole or in part, from time to time, at the election of the Issuer, upon not less than 10 nor more than 60 days’ notice, at a Redemption Price equal to the greater of (A) 100% of the principal amount of the Securities to be redeemed, and (B) as determined by the Quotation Agent (as defined below), the sum of the present values of the remaining scheduled payments of principal and interest thereon (assuming for this purpose that such series of Notes matured on the maturity date and not including any portion of such payments of interest accrued as of the date of redemption) discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 5 basis points.

“Business Day” means any day which is not, in London, England or New York, New York, or the place of payment of amounts payable in respect of the Securities, a Saturday, a Sunday, a legal holiday or a day on which banking institutions are authorized or obligated by law, regulation or executive order to close.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having an actual or interpolated maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities (assuming for this purpose that such Securities matured on the maturity date).

“Comparable Treasury Price” means, with respect to any redemption date, (i) the average, as determined by the Quotation Agent, of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if the Quotation Agent obtains fewer than three such Reference Treasury Dealer Quotations, the average of all such Quotations.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Issuer.

“Reference Treasury Dealer” means (i) each of Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC and their respective successors or affiliates; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Issuer shall substitute therefor another Primary Treasury Dealer; and (ii) any other Primary Treasury Dealer selected by the Issuer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third Business Day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

The Indenture contains provisions to the effect that, in the event of certain tax law changes and other limited circumstances relating to tax matters, the Issuer may redeem all, but not less than all, of the Securities of this series, upon not less than 10 nor more than 60 days’ notice, at a price equal to 100% of the principal amount of the Securities plus accrued interest thereon to, but excluding, the date of redemption, which provisions apply to this Security.

The Issuer will give notice of any redemption it proposes to make to DTC at least 10 days, but no more than 60 days, before the applicable redemption date, unless provided otherwise. Any redemption or notice may, at the Issuer’s discretion, be subject to one or more conditions precedent and, at the Issuer’s discretion, the redemption date may be delayed until such time as any or all such conditions precedent included at the Issuer’s discretion shall be satisfied (or waived by the Issuer) (even if more than 60 days after the giving of notice of redemption) or the redemption date may not occur and such notice may be rescinded if all such conditions precedent included at the Issuer’s discretion shall not have been satisfied (or waived by the Issuer).

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

If (x) the consummation of the Alexion Acquisition (as defined below) does not occur on or before March 12, 2022 or (y) prior to such date, the Issuer notifies the Trustee that it will not pursue the consummation of the Alexion Acquisition (each of (x) and (y), a “Special Mandatory Redemption Trigger”), then, in either case, the Issuer will be required to redeem the Securities (such redemption, the “Special Mandatory Redemption”) at a redemption price equal to 101% of the principal amount of the Securities then outstanding plus accrued and unpaid interest, if any, to, but excluding, the Special Mandatory Redemption Date (the “Special Mandatory Redemption Price”).

In the event that the Issuer becomes obligated to redeem the Securities pursuant to the Special Mandatory Redemption, the Issuer will promptly, and in any event not more than five Business Days after the date on which a Special Mandatory Redemption Trigger occurred, deliver notice to the Trustee of the Special Mandatory Redemption and the date upon which the Securities will be redeemed (the “Special Mandatory Redemption Date,” which date shall be no later than the third Business Day following the date of such notice) together with a notice of Special Mandatory Redemption for the Trustee to deliver to each registered Holder of Securities to be redeemed. The Trustee will then promptly mail, or electronically deliver, according to the procedures of DTC, such notice of Special Mandatory Redemption to each registered Holder of Securities to be redeemed. Unless the Issuer defaults in payment of the Special Mandatory Redemption Price, on and after such Special Mandatory Redemption Date, interest will cease to accrue on this Security.

Notwithstanding the foregoing, installments of interest on this Security that are due and payable on an Interest Payment Date falling on or prior to the Special Mandatory Redemption Date will be payable on such Interest Payment Date to the registered Holders as of the close of business on the relevant record dates in accordance with the terms of this Security and the Indenture.

“Alexion Acquisition” means the transactions contemplated by the Agreement and Plan of Merger, dated as of December 12, 2020, among the Issuer and the other parties thereto, with respect to the acquisition by the Issuer of Alexion Pharmaceuticals, Inc., a Delaware corporation, as it may be amended from time to time prior to or subsequent to the date hereof.

The Indenture contains provisions for defeasance at any time of the entire indebtedness on this Security upon compliance by the Issuer with certain conditions set forth thereon, which provisions apply to this Security.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Issuer may, at its option, at any time and without the consent of the Holders, reopen the Securities of this series and issue additional Securities in one or more transactions with terms (other than the issuance date and, possibly, first Interest Payment Date, original interest accrual date and issue price) identical to the Securities of this series. These additional Securities will be deemed to have been part of the Securities of this series and will provide the Holders of these additional Securities the right to vote together with Holders of the Securities of this series; provided, however, that if these additional Securities are not fungible with the Securities of this series for U.S. federal income tax purposes, these additional Securities will have a different CUSIP or other identifying number.

Any amounts to be paid by the Issuer under this Security will be paid without deduction or withholding for any and all present and future taxes, levies, imposts or other governmental charges whatsoever imposed, assessed, levied or collected by or for the account of the Relevant Taxing Jurisdiction of the Issuer or any political subdivision or taxing authority thereof or therein, unless such withholding or deduction is required by law. The Relevant Taxing Jurisdiction for the Issuer is the jurisdiction in which it is resident for tax purposes (presently, the United Kingdom). If any deduction or withholding for any present or future taxes, levies, imposts or other governmental charges whatsoever imposed, assessed, levied or collected by or for the account of the Relevant Taxing Jurisdiction of the Issuer or any political subdivision or taxing authority thereof or therein shall at any time be required by such jurisdiction (or any such political subdivision or taxing authority) in respect of any amounts to be paid by the Issuer under this Security, the Issuer will (subject to compliance by the Holder with any administrative requirements) pay such additional amounts (“Additional Amounts”) as may be necessary in order that the net amounts paid to the Holder after such deduction or withholding, shall be not less than the amounts to which the Holder was entitled had no such withholding or deduction been required; provided, however, that the Issuer shall not be required to make any payment of Additional Amounts for or on account of:

(i)            any present or future tax, levy, impost or other governmental charge which would not have been so imposed, assessed, levied or collected but for the fact that the Holder (or a fiduciary, settlor, beneficiary, member or shareholder of, or possessor of a power over, such Holder, if such Holder is an estate, trust, partnership or corporation) is or has been a domiciliary, national or resident of, or is or has been engaged in a trade or business in, or maintains or has maintained a permanent establishment in, or is or has been physically present in, the Relevant Taxing Jurisdiction or any political subdivision or taxing authority thereof or therein or otherwise has or has had some connection with the Relevant Taxing Jurisdiction or any political subdivision or taxing authority thereof or therein other than the holding or ownership of this Security or the collection of principal, premium or interest, if any, on, or the enforcement of, this Security;

(ii)           any present or future tax, levy, impost or other governmental charge which would not have been so imposed, assessed, levied or collected but for the fact that, where presentation is required, this Security was presented more than 30 days after the date on which such payment became due or was provided for, whichever is later;

(iii)          any estate, inheritance, gift, sale, transfer, personal property or similar tax, levy, impost or other governmental charge;

(iv)          any present or future tax, levy, impost or other governmental charge which is payable otherwise than by deduction or withholding from payments on or in respect of this Security;

(v)           any present or future tax, levy, impost or other governmental charge which would not have been so imposed, assessed, levied or collected but for the failure of the Holder or beneficial owner of this Security to comply with any certification, identification or other reporting requirements concerning the Holder’s or the beneficial owner’s nationality, residence, identity or connection with the Relevant Taxing Jurisdiction or any political subdivision or taxing authority thereof or therein, if compliance is required by treaty or by statute, regulation or administrative practice of such jurisdiction or of any such political subdivision or taxing authority thereof or therein as a condition to relief or exemption from such tax, levy, impost or other governmental charge;

(vi)          any present or future tax, levy, impost or other governmental charge which the Holder would have been able to avoid by authorizing the paying agent to report information in accordance with the procedure laid down by the relevant tax authority or by producing, in the form requested by the relevant tax authority, a declaration, claim, certificate, document or other evidence establishing exemption therefrom;

(vii)         any present or future tax, levy, impost or other governmental charge which is required by Sections 1471 through 1474 (“FATCA”) of the Internal Revenue Code of 1986, as amended (the “Code”), any current or future U.S. Treasury regulations or rulings promulgated thereunder, any intergovernmental agreement between the United States and any other jurisdiction to implement FATCA (an “IGA”), any law, regulation or other official guidance enacted in any jurisdiction implementing FATCA or an IGA, or any agreement with the U.S. Internal Revenue Service under or with respect to FATCA;

(viii)         any present or future tax, levy, impost or other governmental charge which is imposed, assessed, levied or collected in respect of a payment under or with respect to this Security to any Holder of this Security that is a fiduciary, partnership or a person other than the sole beneficial owner of such payment or Security to the extent that the beneficiary or settlor with respect to the fiduciary, member of that partnership or beneficial owner would not have been entitled to the Additional Amounts or would not have been subject to such tax, levy, impost or charge had that beneficiary, settlor, member or beneficial owner been the actual Holder of this Security; or

(ix)            any combination of the exceptions listed above in (i) through (viii) above,

nor shall Additional Amounts be paid in the event that the obligation to pay Additional Amounts is the result of the issuance of a Security in definitive form to a Holder of a Predecessor Security at such Holder’s request upon the occurrence of an Event of Default and at the time payment is made Securities in definitive form have not been issued in exchange for the entire principal amount of the Predecessor Securities.

The Issuer will remit the full amount of any taxes withheld to the applicable taxing authorities in accordance with the applicable law. The Issuer will also provide the Trustee with documentation satisfactory to the Trustee evidencing the payment of any taxes in respect of which the Issuer has paid Additional Amounts. The Issuer will provide copies of such documentation to the Holder of this Security upon request.

Any reference in the Indenture or this Security to principal, premium or interest in respect of this Security will be deemed also to refer to any Additional Amounts that may be payable with respect to such principal, premium or interest under the obligations referred to herein.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Issuer and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As set forth in, and subject to, the provisions of the Indenture, no Holder of any Security of this series will have any right to institute any proceeding with respect to the Indenture, this Security or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Outstanding Securities of this series shall have made written request, and offered indemnity and/or security satisfactory to the Trustee, to the Trustee to institute such proceeding as trustee, and the Trustee shall not have received from the Holders of a majority in principal of the Outstanding Securities of this series a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal (and premium, if any) or any interest on this Security on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed or to convert this Security as provided in the Indenture.

The Securities of this series are issuable only in registered form without coupons in denominations of U.S.$2,000 and integral multiples of U.S.$1,000 in excess thereof.

No service charge shall be made for any registration of transfer or exchange, but the Issuer or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentation of this Security for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither of the Issuer nor the Trustee nor any such agent shall be affected by notice to the contrary.

This Security shall be governed by and construed in accordance with the laws of the State of New York.

Unless otherwise defined herein, all terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

SCHEDULE OF PRINCIPAL AMOUNT

The initial principal amount of this Security shall be U.S.$500,000,000. The following decreases/increases in the principal amount of this Security have been made:

Date of Decrease/Increase	Decrease in Principal Amount	Increase in Principal Amount	Total Principal Amount Following such Decrease/Increase	Notation Made by or on Behalf of Trustee

THIS SECURITY IS A GLOBAL REGISTERED SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

ASTRAZENECA PLC

0.300% Notes due 2023

No. 003	U.S.$400,000,000

CUSIP No. 046353AY4
ISIN No. US046353AY48

ASTRAZENECA PLC, a public limited company incorporated under the laws of England and Wales (herein called the “Issuer”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of Four Hundred Million United States Dollars on May 26, 2023 and to pay interest thereon from and including May 28, 2021 or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, semiannually in arrears on May 26 and November 26 in each year, commencing November 26, 2021 (each, an “Interest Payment Date”), at the rate of 0.300% per annum, to, but excluding, the date on which the principal hereof is paid or made available for payment. Interest will be calculated on the basis of a 360-day year and twelve 30-day months. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture (as defined below), be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date (as defined below) for such interest which shall be the 15th calendar day preceding such Interest Payment Date (whether or not such day is a Business Day (as defined below)), as the case may be. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a subsequent record date (the “Special Record Date”) for the payment of such defaulted interest to be fixed by the Trustee (which shall not be less than five Business Days prior to the date of payment of such defaulted interest), notice whereof shall be given to Holders of Securities of this series not less than 15 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Issuer maintained for that purpose in New York City, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Issuer payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee by manual or pdf or other electronic image scan signature of the Trustee created on an electronic platform (such as DocuSign) or by digital signing (such as Adobe Sign) of an authorized signatory, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

Dated: May 28, 2021

ASTRAZENECA PLC

By:	/s/ Jonathan Slade
Name: Jonathan Slade
Title: Group Treasurer

By:	/s/ Matthew Bowden
Name: Matthew Bowden
Title: Deputy Company Secretary

[Signature Page — Global Note]

This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

Dated: May 28, 2021

THE BANK OF NEW YORK MELLON
As Trustee

By:	/s/ Latoya S. Elvin

This Security is one of a duly authorized issue of securities of the Issuer (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of May 28, 2021 (herein called the “Indenture” which term shall have the meaning assigned to it in such instrument), among the Issuer and The Bank of New York Mellon, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture and to the Officers’ Certificate delivered pursuant to Section 2.08 of the Indenture with respect to this Security for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to U.S.$1,400,000,000.

The Securities of this series are subject to redemption, as a whole or in part, from time to time, at the election of the Issuer, upon not less than 10 nor more than 60 days’ notice, at a Redemption Price equal to the greater of (A) 100% of the principal amount of the Securities to be redeemed, and (B) as determined by the Quotation Agent (as defined below), the sum of the present values of the remaining scheduled payments of principal and interest thereon (assuming for this purpose that such series of Notes matured on the maturity date and not including any portion of such payments of interest accrued as of the date of redemption) discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 5 basis points.

“Business Day” means any day which is not, in London, England or New York, New York, or the place of payment of amounts payable in respect of the Securities, a Saturday, a Sunday, a legal holiday or a day on which banking institutions are authorized or obligated by law, regulation or executive order to close.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having an actual or interpolated maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities (assuming for this purpose that such Securities matured on the maturity date).

“Comparable Treasury Price” means, with respect to any redemption date, (i) the average, as determined by the Quotation Agent, of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if the Quotation Agent obtains fewer than three such Reference Treasury Dealer Quotations, the average of all such Quotations.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Issuer.

“Reference Treasury Dealer” means (i) each of Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC and their respective successors or affiliates; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Issuer shall substitute therefor another Primary Treasury Dealer; and (ii) any other Primary Treasury Dealer selected by the Issuer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third Business Day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

The Indenture contains provisions to the effect that, in the event of certain tax law changes and other limited circumstances relating to tax matters, the Issuer may redeem all, but not less than all, of the Securities of this series, upon not less than 10 nor more than 60 days’ notice, at a price equal to 100% of the principal amount of the Securities plus accrued interest thereon to, but excluding, the date of redemption, which provisions apply to this Security.

The Issuer will give notice of any redemption it proposes to make to DTC at least 10 days, but no more than 60 days, before the applicable redemption date, unless provided otherwise. Any redemption or notice may, at the Issuer’s discretion, be subject to one or more conditions precedent and, at the Issuer’s discretion, the redemption date may be delayed until such time as any or all such conditions precedent included at the Issuer’s discretion shall be satisfied (or waived by the Issuer) (even if more than 60 days after the giving of notice of redemption) or the redemption date may not occur and such notice may be rescinded if all such conditions precedent included at the Issuer’s discretion shall not have been satisfied (or waived by the Issuer).

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

If (x) the consummation of the Alexion Acquisition (as defined below) does not occur on or before March 12, 2022 or (y) prior to such date, the Issuer notifies the Trustee that it will not pursue the consummation of the Alexion Acquisition (each of (x) and (y), a “Special Mandatory Redemption Trigger”), then, in either case, the Issuer will be required to redeem the Securities (such redemption, the “Special Mandatory Redemption”) at a redemption price equal to 101% of the principal amount of the Securities then outstanding plus accrued and unpaid interest, if any, to, but excluding, the Special Mandatory Redemption Date (the “Special Mandatory Redemption Price”).

In the event that the Issuer becomes obligated to redeem the Securities pursuant to the Special Mandatory Redemption, the Issuer will promptly, and in any event not more than five Business Days after the date on which a Special Mandatory Redemption Trigger occurred, deliver notice to the Trustee of the Special Mandatory Redemption and the date upon which the Securities will be redeemed (the “Special Mandatory Redemption Date,” which date shall be no later than the third Business Day following the date of such notice) together with a notice of Special Mandatory Redemption for the Trustee to deliver to each registered Holder of Securities to be redeemed. The Trustee will then promptly mail, or electronically deliver, according to the procedures of DTC, such notice of Special Mandatory Redemption to each registered Holder of Securities to be redeemed. Unless the Issuer defaults in payment of the Special Mandatory Redemption Price, on and after such Special Mandatory Redemption Date, interest will cease to accrue on this Security.

Notwithstanding the foregoing, installments of interest on this Security that are due and payable on an Interest Payment Date falling on or prior to the Special Mandatory Redemption Date will be payable on such Interest Payment Date to the registered Holders as of the close of business on the relevant record dates in accordance with the terms of this Security and the Indenture.

“Alexion Acquisition” means the transactions contemplated by the Agreement and Plan of Merger, dated as of December 12, 2020, among the Issuer and the other parties thereto, with respect to the acquisition by the Issuer of Alexion Pharmaceuticals, Inc., a Delaware corporation, as it may be amended from time to time prior to or subsequent to the date hereof.

The Indenture contains provisions for defeasance at any time of the entire indebtedness on this Security upon compliance by the Issuer with certain conditions set forth thereon, which provisions apply to this Security.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Issuer may, at its option, at any time and without the consent of the Holders, reopen the Securities of this series and issue additional Securities in one or more transactions with terms (other than the issuance date and, possibly, first Interest Payment Date, original interest accrual date and issue price) identical to the Securities of this series. These additional Securities will be deemed to have been part of the Securities of this series and will provide the Holders of these additional Securities the right to vote together with Holders of the Securities of this series; provided, however, that if these additional Securities are not fungible with the Securities of this series for U.S. federal income tax purposes, these additional Securities will have a different CUSIP or other identifying number.

Any amounts to be paid by the Issuer under this Security will be paid without deduction or withholding for any and all present and future taxes, levies, imposts or other governmental charges whatsoever imposed, assessed, levied or collected by or for the account of the Relevant Taxing Jurisdiction of the Issuer or any political subdivision or taxing authority thereof or therein, unless such withholding or deduction is required by law. The Relevant Taxing Jurisdiction for the Issuer is the jurisdiction in which it is resident for tax purposes (presently, the United Kingdom). If any deduction or withholding for any present or future taxes, levies, imposts or other governmental charges whatsoever imposed, assessed, levied or collected by or for the account of the Relevant Taxing Jurisdiction of the Issuer or any political subdivision or taxing authority thereof or therein shall at any time be required by such jurisdiction (or any such political subdivision or taxing authority) in respect of any amounts to be paid by the Issuer under this Security, the Issuer will (subject to compliance by the Holder with any administrative requirements) pay such additional amounts (“Additional Amounts”) as may be necessary in order that the net amounts paid to the Holder after such deduction or withholding, shall be not less than the amounts to which the Holder was entitled had no such withholding or deduction been required; provided, however, that the Issuer shall not be required to make any payment of Additional Amounts for or on account of:

(i)              any present or future tax, levy, impost or other governmental charge which would not have been so imposed, assessed, levied or collected but for the fact that the Holder (or a fiduciary, settlor, beneficiary, member or shareholder of, or possessor of a power over, such Holder, if such Holder is an estate, trust, partnership or corporation) is or has been a domiciliary, national or resident of, or is or has been engaged in a trade or business in, or maintains or has maintained a permanent establishment in, or is or has been physically present in, the Relevant Taxing Jurisdiction or any political subdivision or taxing authority thereof or therein or otherwise has or has had some connection with the Relevant Taxing Jurisdiction or any political subdivision or taxing authority thereof or therein other than the holding or ownership of this Security or the collection of principal, premium or interest, if any, on, or the enforcement of, this Security;

(ii)             any present or future tax, levy, impost or other governmental charge which would not have been so imposed, assessed, levied or collected but for the fact that, where presentation is required, this Security was presented more than 30 days after the date on which such payment became due or was provided for, whichever is later;

(iii)            any estate, inheritance, gift, sale, transfer, personal property or similar tax, levy, impost or other governmental charge;

(iv)            any present or future tax, levy, impost or other governmental charge which is payable otherwise than by deduction or withholding from payments on or in respect of this Security;

(v)             any present or future tax, levy, impost or other governmental charge which would not have been so imposed, assessed, levied or collected but for the failure of the Holder or beneficial owner of this Security to comply with any certification, identification or other reporting requirements concerning the Holder’s or the beneficial owner’s nationality, residence, identity or connection with the Relevant Taxing Jurisdiction or any political subdivision or taxing authority thereof or therein, if compliance is required by treaty or by statute, regulation or administrative practice of such jurisdiction or of any such political subdivision or taxing authority thereof or therein as a condition to relief or exemption from such tax, levy, impost or other governmental charge;

(vi)            any present or future tax, levy, impost or other governmental charge which the Holder would have been able to avoid by authorizing the paying agent to report information in accordance with the procedure laid down by the relevant tax authority or by producing, in the form requested by the relevant tax authority, a declaration, claim, certificate, document or other evidence establishing exemption therefrom;

(vii)           any present or future tax, levy, impost or other governmental charge which is required by Sections 1471 through 1474 (“FATCA”) of the Internal Revenue Code of 1986, as amended (the “Code”), any current or future U.S. Treasury regulations or rulings promulgated thereunder, any intergovernmental agreement between the United States and any other jurisdiction to implement FATCA (an “IGA”), any law, regulation or other official guidance enacted in any jurisdiction implementing FATCA or an IGA, or any agreement with the U.S. Internal Revenue Service under or with respect to FATCA;

(viii)          any present or future tax, levy, impost or other governmental charge which is imposed, assessed, levied or collected in respect of a payment under or with respect to this Security to any Holder of this Security that is a fiduciary, partnership or a person other than the sole beneficial owner of such payment or Security to the extent that the beneficiary or settlor with respect to the fiduciary, member of that partnership or beneficial owner would not have been entitled to the Additional Amounts or would not have been subject to such tax, levy, impost or charge had that beneficiary, settlor, member or beneficial owner been the actual Holder of this Security; or

(ix)            any combination of the exceptions listed above in (i) through (viii) above,

nor shall Additional Amounts be paid in the event that the obligation to pay Additional Amounts is the result of the issuance of a Security in definitive form to a Holder of a Predecessor Security at such Holder’s request upon the occurrence of an Event of Default and at the time payment is made Securities in definitive form have not been issued in exchange for the entire principal amount of the Predecessor Securities.

The Issuer will remit the full amount of any taxes withheld to the applicable taxing authorities in accordance with the applicable law. The Issuer will also provide the Trustee with documentation satisfactory to the Trustee evidencing the payment of any taxes in respect of which the Issuer has paid Additional Amounts. The Issuer will provide copies of such documentation to the Holder of this Security upon request.

Any reference in the Indenture or this Security to principal, premium or interest in respect of this Security will be deemed also to refer to any Additional Amounts that may be payable with respect to such principal, premium or interest under the obligations referred to herein.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Issuer and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As set forth in, and subject to, the provisions of the Indenture, no Holder of any Security of this series will have any right to institute any proceeding with respect to the Indenture, this Security or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Outstanding Securities of this series shall have made written request, and offered indemnity and/or security satisfactory to the Trustee, to the Trustee to institute such proceeding as trustee, and the Trustee shall not have received from the Holders of a majority in principal of the Outstanding Securities of this series a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal (and premium, if any) or any interest on this Security on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed or to convert this Security as provided in the Indenture.

The Securities of this series are issuable only in registered form without coupons in denominations of U.S.$2,000 and integral multiples of U.S.$1,000 in excess thereof.

No service charge shall be made for any registration of transfer or exchange, but the Issuer or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentation of this Security for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither of the Issuer nor the Trustee nor any such agent shall be affected by notice to the contrary.

This Security shall be governed by and construed in accordance with the laws of the State of New York.

Unless otherwise defined herein, all terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

SCHEDULE OF PRINCIPAL AMOUNT

The initial principal amount of this Security shall be U.S.$400,000,000. The following decreases/increases in the principal amount of this Security have been made:

Date of Decrease/Increase	Decrease in Principal Amount	Increase in Principal Amount	Total Principal Amount Following such Decrease/Increase	Notation Made by or on Behalf of Trustee

Exhibit B

THIS SECURITY IS A GLOBAL REGISTERED SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

ASTRAZENECA PLC

3.000% Notes due 2051

No. 001	U.S.$500,000,000

CUSIP No. 046353AZ1
ISIN No. US046353AZ13

ASTRAZENECA PLC, a public limited company incorporated under the laws of England and Wales (herein called the “Issuer”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of Five Hundred Million United States Dollars on May 28, 2051 and to pay interest thereon from and including May 28, 2021 or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, semiannually in arrears on May 28 and November 28 in each year, commencing November 28, 2021 (each, an “Interest Payment Date”), at the rate of 3.000% per annum, to, but excluding, the date on which the principal hereof is paid or made available for payment. Interest will be calculated on the basis of a 360-day year and twelve 30-day months. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture (as defined below), be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date (as defined below) for such interest which shall be the 15th calendar day preceding such Interest Payment Date (whether or not such day is a Business Day (as defined below)), as the case may be. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a subsequent record date (the “Special Record Date”) for the payment of such defaulted interest to be fixed by the Trustee (which shall not be less than five Business Days prior to the date of payment of such defaulted interest), notice whereof shall be given to Holders of Securities of this series not less than 15 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Issuer maintained for that purpose in New York City, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Issuer payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee by manual or pdf or other electronic image scan signature of the Trustee created on an electronic platform (such as DocuSign) or by digital signing (such as Adobe Sign) of an authorized signatory, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

Dated: May 28, 2021

ASTRAZENECA PLC

By:	/s/ Jonathan Slade
Name: Jonathan Slade
Title: Group Treasurer

By:	/s/ Matthew Bowden
Name: Matthew Bowden
Title: Deputy Company Secretary

This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

Dated: May 28, 2021

THE BANK OF NEW YORK MELLON
As Trustee

By:	/s/ Latoya S. Elvin

This Security is one of a duly authorized issue of securities of the Issuer (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of May 28, 2021 (herein called the “Indenture” which term shall have the meaning assigned to it in such instrument), among the Issuer and The Bank of New York Mellon, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture and to the Officers’ Certificate delivered pursuant to Section 2.08 of the Indenture with respect to this Security for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to U.S.$750,000,000.

The Securities of this series are subject to redemption, as a whole or in part, from time to time, at the election of the Issuer, upon not less than 10 nor more than 60 days’ notice, as follows: (i) prior to November 28, 2050 (the “Par Call Date”), at a Redemption Price equal to the greater of (A) 100% of the principal amount of the Securities to be redeemed, and (B) as determined by the Quotation Agent (as defined below), the sum of the present values of the remaining scheduled payments of principal and interest thereon (assuming for this purpose that such series of Notes matured on the Par Call Date and not including any portion of such payments of interest accrued as of the date of redemption) discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points, and (ii) on or after the Par Call Date, at a redemption price equal to 100% of the principal amount of the Securities to be redeemed; plus, in each of cases (A) and (B) above, accrued interest thereon to, but excluding, the date of redemption.

“Business Day” means any day which is not, in London, England or New York, New York, or the place of payment of amounts payable in respect of the Securities, a Saturday, a Sunday, a legal holiday or a day on which banking institutions are authorized or obligated by law, regulation or executive order to close.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having an actual or interpolated maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities (assuming for this purpose that such Securities matured on the Par Call Date).

“Comparable Treasury Price” means, with respect to any redemption date, (i) the average, as determined by the Quotation Agent, of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if the Quotation Agent obtains fewer than three such Reference Treasury Dealer Quotations, the average of all such Quotations.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Issuer.

“Reference Treasury Dealer” means (i) each of Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC and their respective successors or affiliates; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Issuer shall substitute therefor another Primary Treasury Dealer; and (ii) any other Primary Treasury Dealer selected by the Issuer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third Business Day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

The Indenture contains provisions to the effect that, in the event of certain tax law changes and other limited circumstances relating to tax matters, the Issuer may redeem all, but not less than all, of the Securities of this series, upon not less than 10 nor more than 60 days’ notice, at a price equal to 100% of the principal amount of the Securities plus accrued interest thereon to, but excluding, the date of redemption, which provisions apply to this Security.

The Issuer will give notice of any redemption it proposes to make to DTC at least 10 days, but no more than 60 days, before the applicable redemption date, unless provided otherwise. Any redemption or notice may, at the Issuer’s discretion, be subject to one or more conditions precedent and, at the Issuer’s discretion, the redemption date may be delayed until such time as any or all such conditions precedent included at the Issuer’s discretion shall be satisfied (or waived by the Issuer) (even if more than 60 days after the giving of notice of redemption) or the redemption date may not occur and such notice may be rescinded if all such conditions precedent included at the Issuer’s discretion shall not have been satisfied (or waived by the Issuer).

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

If (x) the consummation of the Alexion Acquisition (as defined below) does not occur on or before March 12, 2022 or (y) prior to such date, the Issuer notifies the Trustee that it will not pursue the consummation of the Alexion Acquisition (each of (x) and (y), a “Special Mandatory Redemption Trigger”), then, in either case, the Issuer will be required to redeem the Securities (such redemption, the “Special Mandatory Redemption”) at a redemption price equal to 101% of the principal amount of the Securities then outstanding plus accrued and unpaid interest, if any, to, but excluding, the Special Mandatory Redemption Date (the “Special Mandatory Redemption Price”).

In the event that the Issuer becomes obligated to redeem the Securities pursuant to the Special Mandatory Redemption, the Issuer will promptly, and in any event not more than five Business Days after the date on which a Special Mandatory Redemption Trigger occurred, deliver notice to the Trustee of the Special Mandatory Redemption and the date upon which the Securities will be redeemed (the “Special Mandatory Redemption Date,” which date shall be no later than the third Business Day following the date of such notice) together with a notice of Special Mandatory Redemption for the Trustee to deliver to each registered Holder of Securities to be redeemed. The Trustee will then promptly mail, or electronically deliver, according to the procedures of DTC, such notice of Special Mandatory Redemption to each registered Holder of Securities to be redeemed. Unless the Issuer defaults in payment of the Special Mandatory Redemption Price, on and after such Special Mandatory Redemption Date, interest will cease to accrue on this Security.

Notwithstanding the foregoing, installments of interest on this Security that are due and payable on an Interest Payment Date falling on or prior to the Special Mandatory Redemption Date will be payable on such Interest Payment Date to the registered Holders as of the close of business on the relevant record dates in accordance with the terms of this Security and the Indenture.

“Alexion Acquisition” means the transactions contemplated by the Agreement and Plan of Merger, dated as of December 12, 2020, among the Issuer and the other parties thereto, with respect to the acquisition by the Issuer of Alexion Pharmaceuticals, Inc., a Delaware corporation, as it may be amended from time to time prior to or subsequent to the date hereof.

The Indenture contains provisions for defeasance at any time of the entire indebtedness on this Security upon compliance by the Issuer with certain conditions set forth thereon, which provisions apply to this Security.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Issuer may, at its option, at any time and without the consent of the Holders, reopen the Securities of this series and issue additional Securities in one or more transactions with terms (other than the issuance date and, possibly, first Interest Payment Date, original interest accrual date and issue price) identical to the Securities of this series. These additional Securities will be deemed to have been part of the Securities of this series and will provide the Holders of these additional Securities the right to vote together with Holders of the Securities of this series; provided, however, that if these additional Securities are not fungible with the Securities of this series for U.S. federal income tax purposes, these additional Securities will have a different CUSIP or other identifying number.

Any amounts to be paid by the Issuer under this Security will be paid without deduction or withholding for any and all present and future taxes, levies, imposts or other governmental charges whatsoever imposed, assessed, levied or collected by or for the account of the Relevant Taxing Jurisdiction of the Issuer or any political subdivision or taxing authority thereof or therein, unless such withholding or deduction is required by law. The Relevant Taxing Jurisdiction for the Issuer is the jurisdiction in which it is resident for tax purposes (presently, the United Kingdom). If any deduction or withholding for any present or future taxes, levies, imposts or other governmental charges whatsoever imposed, assessed, levied or collected by or for the account of the Relevant Taxing Jurisdiction of the Issuer or any political subdivision or taxing authority thereof or therein shall at any time be required by such jurisdiction (or any such political subdivision or taxing authority) in respect of any amounts to be paid by the Issuer under this Security, the Issuer will (subject to compliance by the Holder with any administrative requirements) pay such additional amounts (“Additional Amounts”) as may be necessary in order that the net amounts paid to the Holder after such deduction or withholding, shall be not less than the amounts to which the Holder was entitled had no such withholding or deduction been required; provided, however, that the Issuer shall not be required to make any payment of Additional Amounts for or on account of:

(i)              any present or future tax, levy, impost or other governmental charge which would not have been so imposed, assessed, levied or collected but for the fact that the Holder (or a fiduciary, settlor, beneficiary, member or shareholder of, or possessor of a power over, such Holder, if such Holder is an estate, trust, partnership or corporation) is or has been a domiciliary, national or resident of, or is or has been engaged in a trade or business in, or maintains or has maintained a permanent establishment in, or is or has been physically present in, the Relevant Taxing Jurisdiction or any political subdivision or taxing authority thereof or therein or otherwise has or has had some connection with the Relevant Taxing Jurisdiction or any political subdivision or taxing authority thereof or therein other than the holding or ownership of this Security or the collection of principal, premium or interest, if any, on, or the enforcement of, this Security;

(ii)             any present or future tax, levy, impost or other governmental charge which would not have been so imposed, assessed, levied or collected but for the fact that, where presentation is required, this Security was presented more than 30 days after the date on which such payment became due or was provided for, whichever is later;

(iii)            any estate, inheritance, gift, sale, transfer, personal property or similar tax, levy, impost or other governmental charge;

(iv)            any present or future tax, levy, impost or other governmental charge which is payable otherwise than by deduction or withholding from payments on or in respect of this Security;

(v)             any present or future tax, levy, impost or other governmental charge which would not have been so imposed, assessed, levied or collected but for the failure of the Holder or beneficial owner of this Security to comply with any certification, identification or other reporting requirements concerning the Holder’s or the beneficial owner’s nationality, residence, identity or connection with the Relevant Taxing Jurisdiction or any political subdivision or taxing authority thereof or therein, if compliance is required by treaty or by statute, regulation or administrative practice of such jurisdiction or of any such political subdivision or taxing authority thereof or therein as a condition to relief or exemption from such tax, levy, impost or other governmental charge;

(vi)            any present or future tax, levy, impost or other governmental charge which the Holder would have been able to avoid by authorizing the paying agent to report information in accordance with the procedure laid down by the relevant tax authority or by producing, in the form requested by the relevant tax authority, a declaration, claim, certificate, document or other evidence establishing exemption therefrom;

(vii)           any present or future tax, levy, impost or other governmental charge which is required by Sections 1471 through 1474 (“FATCA”) of the Internal Revenue Code of 1986, as amended (the “Code”), any current or future U.S. Treasury regulations or rulings promulgated thereunder, any intergovernmental agreement between the United States and any other jurisdiction to implement FATCA (an “IGA”), any law, regulation or other official guidance enacted in any jurisdiction implementing FATCA or an IGA, or any agreement with the U.S. Internal Revenue Service under or with respect to FATCA;

(viii)          any present or future tax, levy, impost or other governmental charge which is imposed, assessed, levied or collected in respect of a payment under or with respect to this Security to any Holder of this Security that is a fiduciary, partnership or a person other than the sole beneficial owner of such payment or Security to the extent that the beneficiary or settlor with respect to the fiduciary, member of that partnership or beneficial owner would not have been entitled to the Additional Amounts or would not have been subject to such tax, levy, impost or charge had that beneficiary, settlor, member or beneficial owner been the actual Holder of this Security; or

(ix)            any combination of the exceptions listed above in (i) through (viii) above,

nor shall Additional Amounts be paid in the event that the obligation to pay Additional Amounts is the result of the issuance of a Security in definitive form to a Holder of a Predecessor Security at such Holder’s request upon the occurrence of an Event of Default and at the time payment is made Securities in definitive form have not been issued in exchange for the entire principal amount of the Predecessor Securities.

The Issuer will remit the full amount of any taxes withheld to the applicable taxing authorities in accordance with the applicable law. The Issuer will also provide the Trustee with documentation satisfactory to the Trustee evidencing the payment of any taxes in respect of which the Issuer has paid Additional Amounts. The Issuer will provide copies of such documentation to the Holder of this Security upon request.

Any reference in the Indenture or this Security to principal, premium or interest in respect of this Security will be deemed also to refer to any Additional Amounts that may be payable with respect to such principal, premium or interest under the obligations referred to herein.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Issuer and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As set forth in, and subject to, the provisions of the Indenture, no Holder of any Security of this series will have any right to institute any proceeding with respect to the Indenture, this Security or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Outstanding Securities of this series shall have made written request, and offered indemnity and/or security satisfactory to the Trustee, to the Trustee to institute such proceeding as trustee, and the Trustee shall not have received from the Holders of a majority in principal of the Outstanding Securities of this series a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal (and premium, if any) or any interest on this Security on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed or to convert this Security as provided in the Indenture.

The Securities of this series are issuable only in registered form without coupons in denominations of U.S.$2,000 and integral multiples of U.S.$1,000 in excess thereof.

No service charge shall be made for any registration of transfer or exchange, but the Issuer or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentation of this Security for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither of the Issuer nor the Trustee nor any such agent shall be affected by notice to the contrary.

This Security shall be governed by and construed in accordance with the laws of the State of New York.

Unless otherwise defined herein, all terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

SCHEDULE OF PRINCIPAL AMOUNT

The initial principal amount of this Security shall be U.S.$500,000,000. The following decreases/increases in the principal amount of this Security have been made:

Date of Decrease/Increase	Decrease in Principal Amount	Increase in Principal Amount	Total Principal Amount Following such Decrease/Increase	Notation Made by or on Behalf of Trustee

THIS SECURITY IS A GLOBAL REGISTERED SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

ASTRAZENECA PLC

3.000% Notes due 2051

No. 002	U.S.$250,000,000

CUSIP No. 046353AZ1
ISIN No. US046353AZ13

ASTRAZENECA PLC, a public limited company incorporated under the laws of England and Wales (herein called the “Issuer”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of Two Hundred Fifty Million United States Dollars on May 28, 2051 and to pay interest thereon from and including May 28, 2021 or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, semiannually in arrears on May 28 and November 28 in each year, commencing November 28, 2021 (each, an “Interest Payment Date”), at the rate of 3.000% per annum, to, but excluding, the date on which the principal hereof is paid or made available for payment. Interest will be calculated on the basis of a 360-day year and twelve 30-day months. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture (as defined below), be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date (as defined below) for such interest which shall be the 15th calendar day preceding such Interest Payment Date (whether or not such day is a Business Day (as defined below)), as the case may be. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a subsequent record date (the “Special Record Date”) for the payment of such defaulted interest to be fixed by the Trustee (which shall not be less than five Business Days prior to the date of payment of such defaulted interest), notice whereof shall be given to Holders of Securities of this series not less than 15 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Issuer maintained for that purpose in New York City, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Issuer payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee by manual or pdf or other electronic image scan signature of the Trustee created on an electronic platform (such as DocuSign) or by digital signing (such as Adobe Sign) of an authorized signatory, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

Dated: May 28, 2021

ASTRAZENECA PLC

By:	/s/ Jonathan Slade
Name: Jonathan Slade
Title: Group Treasurer

By:	/s/ Matthew Bowden
Name: Matthew Bowden
Title: Deputy Company Secretary

This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

Dated: May 28, 2021

THE BANK OF NEW YORK MELLON
As Trustee

By:	/s/ Latoya S. Elvin

This Security is one of a duly authorized issue of securities of the Issuer (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of May 28, 2021 (herein called the “Indenture” which term shall have the meaning assigned to it in such instrument), among the Issuer and The Bank of New York Mellon, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture and to the Officers’ Certificate delivered pursuant to Section 2.08 of the Indenture with respect to this Security for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to U.S.$750,000,000.

The Securities of this series are subject to redemption, as a whole or in part, from time to time, at the election of the Issuer, upon not less than 10 nor more than 60 days’ notice, as follows: (i) prior to November 28, 2050 (the “Par Call Date”), at a Redemption Price equal to the greater of (A) 100% of the principal amount of the Securities to be redeemed, and (B) as determined by the Quotation Agent (as defined below), the sum of the present values of the remaining scheduled payments of principal and interest thereon (assuming for this purpose that such series of Notes matured on the Par Call Date and not including any portion of such payments of interest accrued as of the date of redemption) discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points, and (ii) on or after the Par Call Date, at a redemption price equal to 100% of the principal amount of the Securities to be redeemed; plus, in each of cases (A) and (B) above, accrued interest thereon to, but excluding, the date of redemption.

“Business Day” means any day which is not, in London, England or New York, New York, or the place of payment of amounts payable in respect of the Securities, a Saturday, a Sunday, a legal holiday or a day on which banking institutions are authorized or obligated by law, regulation or executive order to close.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having an actual or interpolated maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities (assuming for this purpose that such Securities matured on the Par Call Date).

“Comparable Treasury Price” means, with respect to any redemption date, (i) the average, as determined by the Quotation Agent, of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (ii) if the Quotation Agent obtains fewer than three such Reference Treasury Dealer Quotations, the average of all such Quotations.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Issuer.

“Reference Treasury Dealer” means (i) each of Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC and their respective successors or affiliates; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Issuer shall substitute therefor another Primary Treasury Dealer; and (ii) any other Primary Treasury Dealer selected by the Issuer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third Business Day preceding such redemption date.

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

The Indenture contains provisions to the effect that, in the event of certain tax law changes and other limited circumstances relating to tax matters, the Issuer may redeem all, but not less than all, of the Securities of this series, upon not less than 10 nor more than 60 days’ notice, at a price equal to 100% of the principal amount of the Securities plus accrued interest thereon to, but excluding, the date of redemption, which provisions apply to this Security.

The Issuer will give notice of any redemption it proposes to make to DTC at least 10 days, but no more than 60 days, before the applicable redemption date, unless provided otherwise. Any redemption or notice may, at the Issuer’s discretion, be subject to one or more conditions precedent and, at the Issuer’s discretion, the redemption date may be delayed until such time as any or all such conditions precedent included at the Issuer’s discretion shall be satisfied (or waived by the Issuer) (even if more than 60 days after the giving of notice of redemption) or the redemption date may not occur and such notice may be rescinded if all such conditions precedent included at the Issuer’s discretion shall not have been satisfied (or waived by the Issuer).

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

If (x) the consummation of the Alexion Acquisition (as defined below) does not occur on or before March 12, 2022 or (y) prior to such date, the Issuer notifies the Trustee that it will not pursue the consummation of the Alexion Acquisition (each of (x) and (y), a “Special Mandatory Redemption Trigger”), then, in either case, the Issuer will be required to redeem the Securities (such redemption, the “Special Mandatory Redemption”) at a redemption price equal to 101% of the principal amount of the Securities then outstanding plus accrued and unpaid interest, if any, to, but excluding, the Special Mandatory Redemption Date (the “Special Mandatory Redemption Price”).

In the event that the Issuer becomes obligated to redeem the Securities pursuant to the Special Mandatory Redemption, the Issuer will promptly, and in any event not more than five Business Days after the date on which a Special Mandatory Redemption Trigger occurred, deliver notice to the Trustee of the Special Mandatory Redemption and the date upon which the Securities will be redeemed (the “Special Mandatory Redemption Date,” which date shall be no later than the third Business Day following the date of such notice) together with a notice of Special Mandatory Redemption for the Trustee to deliver to each registered Holder of Securities to be redeemed. The Trustee will then promptly mail, or electronically deliver, according to the procedures of DTC, such notice of Special Mandatory Redemption to each registered Holder of Securities to be redeemed. Unless the Issuer defaults in payment of the Special Mandatory Redemption Price, on and after such Special Mandatory Redemption Date, interest will cease to accrue on this Security.

Notwithstanding the foregoing, installments of interest on this Security that are due and payable on an Interest Payment Date falling on or prior to the Special Mandatory Redemption Date will be payable on such Interest Payment Date to the registered Holders as of the close of business on the relevant record dates in accordance with the terms of this Security and the Indenture.

“Alexion Acquisition” means the transactions contemplated by the Agreement and Plan of Merger, dated as of December 12, 2020, among the Issuer and the other parties thereto, with respect to the acquisition by the Issuer of Alexion Pharmaceuticals, Inc., a Delaware corporation, as it may be amended from time to time prior to or subsequent to the date hereof.

The Indenture contains provisions for defeasance at any time of the entire indebtedness on this Security upon compliance by the Issuer with certain conditions set forth thereon, which provisions apply to this Security.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Issuer may, at its option, at any time and without the consent of the Holders, reopen the Securities of this series and issue additional Securities in one or more transactions with terms (other than the issuance date and, possibly, first Interest Payment Date, original interest accrual date and issue price) identical to the Securities of this series. These additional Securities will be deemed to have been part of the Securities of this series and will provide the Holders of these additional Securities the right to vote together with Holders of the Securities of this series; provided, however, that if these additional Securities are not fungible with the Securities of this series for U.S. federal income tax purposes, these additional Securities will have a different CUSIP or other identifying number.

Any amounts to be paid by the Issuer under this Security will be paid without deduction or withholding for any and all present and future taxes, levies, imposts or other governmental charges whatsoever imposed, assessed, levied or collected by or for the account of the Relevant Taxing Jurisdiction of the Issuer or any political subdivision or taxing authority thereof or therein, unless such withholding or deduction is required by law. The Relevant Taxing Jurisdiction for the Issuer is the jurisdiction in which it is resident for tax purposes (presently, the United Kingdom). If any deduction or withholding for any present or future taxes, levies, imposts or other governmental charges whatsoever imposed, assessed, levied or collected by or for the account of the Relevant Taxing Jurisdiction of the Issuer or any political subdivision or taxing authority thereof or therein shall at any time be required by such jurisdiction (or any such political subdivision or taxing authority) in respect of any amounts to be paid by the Issuer under this Security, the Issuer will (subject to compliance by the Holder with any administrative requirements) pay such additional amounts (“Additional Amounts”) as may be necessary in order that the net amounts paid to the Holder after such deduction or withholding, shall be not less than the amounts to which the Holder was entitled had no such withholding or deduction been required; provided, however, that the Issuer shall not be required to make any payment of Additional Amounts for or on account of:

(i)              any present or future tax, levy, impost or other governmental charge which would not have been so imposed, assessed, levied or collected but for the fact that the Holder (or a fiduciary, settlor, beneficiary, member or shareholder of, or possessor of a power over, such Holder, if such Holder is an estate, trust, partnership or corporation) is or has been a domiciliary, national or resident of, or is or has been engaged in a trade or business in, or maintains or has maintained a permanent establishment in, or is or has been physically present in, the Relevant Taxing Jurisdiction or any political subdivision or taxing authority thereof or therein or otherwise has or has had some connection with the Relevant Taxing Jurisdiction or any political subdivision or taxing authority thereof or therein other than the holding or ownership of this Security or the collection of principal, premium or interest, if any, on, or the enforcement of, this Security;

(ii)             any present or future tax, levy, impost or other governmental charge which would not have been so imposed, assessed, levied or collected but for the fact that, where presentation is required, this Security was presented more than 30 days after the date on which such payment became due or was provided for, whichever is later;

(iii)            any estate, inheritance, gift, sale, transfer, personal property or similar tax, levy, impost or other governmental charge;

(iv)            any present or future tax, levy, impost or other governmental charge which is payable otherwise than by deduction or withholding from payments on or in respect of this Security;

(v)             any present or future tax, levy, impost or other governmental charge which would not have been so imposed, assessed, levied or collected but for the failure of the Holder or beneficial owner of this Security to comply with any certification, identification or other reporting requirements concerning the Holder’s or the beneficial owner’s nationality, residence, identity or connection with the Relevant Taxing Jurisdiction or any political subdivision or taxing authority thereof or therein, if compliance is required by treaty or by statute, regulation or administrative practice of such jurisdiction or of any such political subdivision or taxing authority thereof or therein as a condition to relief or exemption from such tax, levy, impost or other governmental charge;

(vi)            any present or future tax, levy, impost or other governmental charge which the Holder would have been able to avoid by authorizing the paying agent to report information in accordance with the procedure laid down by the relevant tax authority or by producing, in the form requested by the relevant tax authority, a declaration, claim, certificate, document or other evidence establishing exemption therefrom;

(vii)           any present or future tax, levy, impost or other governmental charge which is required by Sections 1471 through 1474 (“FATCA”) of the Internal Revenue Code of 1986, as amended (the “Code”), any current or future U.S. Treasury regulations or rulings promulgated thereunder, any intergovernmental agreement between the United States and any other jurisdiction to implement FATCA (an “IGA”), any law, regulation or other official guidance enacted in any jurisdiction implementing FATCA or an IGA, or any agreement with the U.S. Internal Revenue Service under or with respect to FATCA;

(viii)          any present or future tax, levy, impost or other governmental charge which is imposed, assessed, levied or collected in respect of a payment under or with respect to this Security to any Holder of this Security that is a fiduciary, partnership or a person other than the sole beneficial owner of such payment or Security to the extent that the beneficiary or settlor with respect to the fiduciary, member of that partnership or beneficial owner would not have been entitled to the Additional Amounts or would not have been subject to such tax, levy, impost or charge had that beneficiary, settlor, member or beneficial owner been the actual Holder of this Security; or

(ix)            any combination of the exceptions listed above in (i) through (viii) above,

nor shall Additional Amounts be paid in the event that the obligation to pay Additional Amounts is the result of the issuance of a Security in definitive form to a Holder of a Predecessor Security at such Holder’s request upon the occurrence of an Event of Default and at the time payment is made Securities in definitive form have not been issued in exchange for the entire principal amount of the Predecessor Securities.

The Issuer will remit the full amount of any taxes withheld to the applicable taxing authorities in accordance with the applicable law. The Issuer will also provide the Trustee with documentation satisfactory to the Trustee evidencing the payment of any taxes in respect of which the Issuer has paid Additional Amounts. The Issuer will provide copies of such documentation to the Holder of this Security upon request.

Any reference in the Indenture or this Security to principal, premium or interest in respect of this Security will be deemed also to refer to any Additional Amounts that may be payable with respect to such principal, premium or interest under the obligations referred to herein.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Issuer and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As set forth in, and subject to, the provisions of the Indenture, no Holder of any Security of this series will have any right to institute any proceeding with respect to the Indenture, this Security or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Outstanding Securities of this series shall have made written request, and offered indemnity and/or security satisfactory to the Trustee, to the Trustee to institute such proceeding as trustee, and the Trustee shall not have received from the Holders of a majority in principal of the Outstanding Securities of this series a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal (and premium, if any) or any interest on this Security on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed or to convert this Security as provided in the Indenture.

The Securities of this series are issuable only in registered form without coupons in denominations of U.S.$2,000 and integral multiples of U.S.$1,000 in excess thereof.

No service charge shall be made for any registration of transfer or exchange, but the Issuer or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentation of this Security for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither of the Issuer nor the Trustee nor any such agent shall be affected by notice to the contrary.

This Security shall be governed by and construed in accordance with the laws of the State of New York.

Unless otherwise defined herein, all terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

SCHEDULE OF PRINCIPAL AMOUNT

The initial principal amount of this Security shall be U.S.$250,000,000. The following decreases/increases in the principal amount of this Security have been made:

Date of Decrease/Increase	Decrease in Principal Amount	Increase in Principal Amount	Total Principal Amount Following such Decrease/Increase	Notation Made by or on Behalf of Trustee